UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION
December 2, 2021

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

[X]Filed by the registrant

[  ]Filed by a party other than the registrant

Check the appropriate box:

[  ]Preliminary Information Statement

[  ]Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[X]Definitive Information Statement

NEW CENTURY RESOURCES CORPORATION

(Name of Registrant as Specified in Charter)

Name of Person(s) Filing Proxy Statement, if other than the Registrant  N/A

Payment of Filing Fee (Check the appropriate box):

[X]No fee required

[  ]Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)Title of each class of securities to which transaction applies:

________________________________________________________________________

2)Aggregate number of securities to which transaction applies:

________________________________________________________________________

3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________

4)Proposed maximum aggregate value of transaction:

________________________________________________________________________

5)Total fee paid:

[  ]Fee paid previously with preliminary materials.

[  ]Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)Amount Previously Paid:

________________________________________________________________________

2)Form, Schedule or Registration Statement No.

________________________________________________________________________

3)Filing Party:

________________________________________________________________________

4)Date Filed:

________________________________________________________________________

NEW CENTURY RESOURCES CORPORATION

10 Dionysiou Solomou Street Leona Building, Suite 501

2406 Engomi, Nicosia Cyprus

Telephone: +357 22816226

Email: robert@ncrecorp.com

To the Stockholders of New Century Resources Corporation:

NOTICE IS HEREBY GIVEN THAT on November 19, 2021, the Board of Directors New Century Resources Corporation, a Nevada corporation (hereinafter, the "Company", “us”, “we” or “our”), adopted the corporate actions (the “Actions”) which have been approved by the written consent of shareholders as set forth below.

This Information Statement informs stockholders of the actions (“Actions”) taken and approved on November 19, 2021, by the Company’s Board of Directors and holders of 9,450,000 shares representing 75.71% of the Company’s common stock, $.001 par value (the “Majority Stockholders”). The date for determining the shareholders entitled to vote on the Actions is November 19, 2021 (the “Record Date”). The Actions include: (i) the merger (the “Merger”) of Emissions Zero Module, Inc.(“Emissions Zero”) whereby the Company will exchange 110,695,500 newly issued shares of the Company’s common stock, $.001 par value, for all of the issued and outstanding common shares of Emissions Zero, (ii) a corporate name change (the “Name Change”) to Colambda Technologies, Inc. (iii) the change of the Company’s trading symbol to a trading symbol (“Symbol Change”) resembling the name of the Company following the Name Change, and (iii) for Kim Mitchell, David Riggs, Kent Hush, Sumit Isaranggul Na Ayudhya and Russell E Klawunn (the “Director Nominees”) to our Board of Directors to replace our existing directors and officers.

The Company obtained the written consent (“Written Consent”) of its stockholders representing 75.71% of the voting power of the Company’s outstanding common shares, as of the Record Date, approving the Actions as described above. The Written Consent is the only shareholder approval required to effect Actions under 78.315 and 78.320 of the Nevada Revised Statutes, our Articles of Incorporation, as amended, or our Bylaws. No consent or proxies are being requested from our shareholders, and our Board is not soliciting your consent or proxy in connection with the Corporate Action. The Actions are contingent upon consummation of the Merger and FINRA approval of the Merger and Name by February 28, 2022. If we do not consummate the Merger by February 28, 2022, we will not proceed with the Actions. The Action, as approved by the Written

Consent, will not become effective until at least 20 calendar days after the accompanying Information Statement is first mailed or otherwise delivered to the Shareholders.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ACCOMPANYING MATERIAL IS BEING SENT TO YOU FOR INFORMATIONAL PURPOSES ONLY.

No action is required by you. The accompanying Information Statement is furnished only to inform our stockholders of the action described above before they take place in accordance with the requirements of United States federal securities laws. This Information Statement is being mailed on or about December 2, 2021 to all of the Company’s stockholders of record as of the close of business on the Record Date.

By Order of the Board of Directors.

/s/ George Christodoulou
George Christodoulou
President and Chief Executive Officer

INFORMATION STATEMENT

PURSUANT TO SECTION 14 OF THE SECURITIES AND EXCHANGE ACT OF 1934

AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

December 2, 2021

NEW CENTURY RESOURCES CORPORATION

10 Dionysiou Solomou Street

Leona Building, Suite 501

2406 Engomi, Nicosia Cyprus

Telephone: +357 22816226

Email: robert@ncrecorp.com

This Information Statement is circulated to advise the stockholders of action taken by New Century Resources Corporation (the “Company”, “us”, “we” or “our”) without a meeting upon the written consent of holders of a majority of the outstanding votes of New Century Resources Corporation.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement has been filed with the Securities and Exchange Commission (the "Commission") and is being furnished by the Board of Directors of New Century Resources Corporation, a Nevada corporation (the “Company”), to the holders of record at the close of business on November 19, 2021 (the “Record Date”) of the Company’s outstanding common shares, par value $0.001, pursuant to Rule 14c-2 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Section 78.320 of the Nevada Revised Statutes, which provides that the written consent of the holders of the outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a special meeting.

The cost of furnishing this Information Statement will be borne by the Company. We will mail this Information Statement to registered stockholders and certain beneficial stockholders where requested by brokerage houses, nominees, custodians, fiduciaries and other like parties.

This Information Statement informs stockholders of the following actions (“Actions”) taken and approved on November 19, 2021 (the “Record Date”), by the Company’s Board of Directors and the holders of 9,450,000 shares representing 75.71% of the Company’s common stock, $.001 par value (the “Majority Stockholders”): (i) the merger (the “Merger”) of Emissions Zero Module, Inc.(“Emissions Zero”) whereby the Company will exchange 110,695,500 newly issued shares of the Company’s common stock, $.001 par value, for all of the issued and outstanding common shares of Emissions Zero, (ii) a corporate name change (the “Name Change”) to Colambda Technologies, Inc. and thereafter, the change of the Company’s trading symbol to a trading symbol (“Symbol Change”) resembling the name of the Company following the Name Change, and (iii) for Kim Mitchell, David Riggs, Kent Hush, Sumit Isaranggul Na Ayudhya and Russell E Klawunn (the “Director Nominees”) to our Board of Directors to replace our existing directors and officers.

The Actions are contingent upon consummation of the Merger and FINRA approval of the Merger and Name by February 28, 2022. If we do not consummate the Merger and receive FINRA approval of the Merger and name change by February 28, 2022, we will not proceed with the Actions. The Action, as approved by the Written Consent, will not become effective until at least 20 calendar days after the accompanying Information Statement is first mailed or otherwise delivered to the Shareholders.

Accordingly, all necessary corporate approvals to effectuate the above corporate actions have been obtained. The Company is not seeking approval from its remaining stockholders. This Information Statement is furnished solely for the purpose of informing our stockholders, in the manner required under the Exchange Act of these corporate actions.

The Action, as approved by the Written Consent, will not become effective until at least 20 calendar days after the accompanying Information Statement is first mailed or otherwise delivered to the Shareholders. The Actions will not become effective until at least 20 calendar days after the accompanying Information Statement is first mailed or otherwise delivered to the Shareholders. Pursuant Section 14(c) of the Exchange Act and Rule 14c-2 promulgated thereunder, the corporate actions will not be effective and any documentation effectuating the corporate actions will not be filed with the appropriate authorities until twenty (20) days after the date a Definitive Information Statement is filed with the Securities and Exchange Commission and a copy thereof is mailed to each of our stockholders. The corporate actions taken are expected to become effective on or after December 31, 2021. Therefore, this Information Statement is being sent to you for informational purposes only. Section 78.320 of the Nevada Revised Statutes provides that the written consent of the holders of the outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a special meeting. The approval of the corporate actions requires the affirmative vote or written consent of the majority of the issued and outstanding common shares, which we obtained on the Record Date.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS, AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT

The Company’s stockholders, as of the Record Date, are being furnished copies of this Information Statement. This Information Statement is first being mailed or furnished to our stockholders on or about December 2, 2021.

Pursuant to 14c-2 under the Exchange Act, the corporate actions outlined herein may not be affected until at least twenty (20) calendar days after the mailing of the Definitive Information Statement to the Company’s stockholders. Notwithstanding the foregoing, we must notify the FINRA of the corporate actions by filing the Issuer Company Related Action Notification Form no later than ten (10) days prior to the anticipated effective date of such actions.

NOTICE OF ACTION TO BE TAKEN PURSUANT TO THE WRITTEN CONSENT OF

STOCKHOLDERS HOLDING A MAJORITY OF THE OUTSTANDING COMMON SHARES

OF NEW CENTURY RESOURCES CORPORATION. IN LIEU OF A SPECIAL MEETING OF THE STOCKHOLDERS, DATED DECEMBER 2, 2021

TO THE STOCKHOLDERS OF NEW CENTURY RESOURCES CORPORATION:

NOTICE IS HEREBY GIVEN that, on November 19, 2021, the Company obtained the unanimous written consent of its Board of Directors and the written consent of stockholders holding 9,450,000 common shares representing 75.71% of the Company’s outstanding common shares, $.001 par value, as of November 19, 2021 (the “Record Date”), approved the following Actions: (i) the merger (the “Merger”) of Emissions Zero Module, Inc.(“Emissions Zero”) whereby the Company will exchange 110,695,500 newly issued shares of the Company’s common stock, $.001 par value, for all of the issued and outstanding common shares of Emissions Zero, (ii) a corporate name change (the “Name Change”) to Colambda Technologies, Inc. and thereafter, the change of the Company’s trading symbol to a trading symbol (“Symbol Change”) resembling the name of the Company following the Name Change, and (iii) for Kim Mitchell, David Riggs, Kent Hush, Sumit Isaranggul Na Ayudhya and Russell E Klawunn (the “Director Nominees”) to our Board of Directors to replace our existing directors and officers.

The Actions are contingent upon consummation of the Merger and FINRA approval of the Merger and Name by February 28, 2022. If we do not consummate the Merger and receive FINRA approval of the Merger and name change by February 28, 2022, we will not proceed with the Actions. The Action, as approved by the Written Consent, will not become effective until at least 20 calendar days after the accompanying Information Statement is first mailed or otherwise delivered to the Shareholders.

OUTSTANDING SHARES AND VOTING RIGHTS

As of the Record Date, the Company’s authorized capitalization consisted of 200,000,000 common shares, of which 12,481,724 common shares were issued and outstanding and 50,000,000 preferred shares, of which no preferred shares were issued and outstanding.

Each common share of the Company entitles its holder to one (1) vote on each matter submitted to the Company’s stockholders. However, because the Majority Stockholders have consented to the foregoing action by resolution on the Record Date, in lieu of a special meeting in accordance with Section 78.315 and 78.320 of the Nevada Revised Statutes, no other stockholder vote is required, and no other vote will be solicited in connection with this Information Statement.

THE ACTIONS

On the Record Date, the Company’s stockholders and directors approved the Actions which include: (i) the merger (the “Merger”) of Emissions Zero Module, Inc. (“Emissions Zero”) whereby the Company will exchange 110,695,500 newly issued shares of the Company’s common stock, $.001 par value, for all of the issued and outstanding common shares of Emissions Zero, (ii) a corporate name change (the “Name Change”) to Colambda Technologies, Inc. and thereafter, the change of the Company’s trading symbol to a trading symbol (“Symbol Change”) resembling the name of the Company following the Name Change, and (iii) for Kim Mitchell, David Riggs, Kent Hush, Sumit Isaranggul Na Ayudhya and Russell E Klawunn to replace our existing directors (the “Director Nominees”) to our Board of Directors.

The Actions are contingent upon consummation of the Merger and FINRA approval of the Merger and Name by February 28, 2022. If we do not consummate the Merger and receive FINRA approval of the Merger and name change by February 28, 2022, we will not proceed with the Actions. The Action, as approved by the Written Consent, will not become effective until at least 20 calendar days after the accompanying Information Statement is first mailed or otherwise delivered to the Shareholders.

The Company is presently and immediately prior to the Merger will be a "blank check" company. The U.S. Securities and Exchange Commission (the "SEC") defines a blank check company as "any development stage company that is issuing a penny stock, within the meaning of Section 3(a)(51) of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") and that has no specific business plan or purpose, or has indicated that its business plan is to merge with an unidentified company or companies." Under SEC Rule 12b-2 under the Securities Act of 1933, as amended (the "Securities Act"), we are a "shell company" because we have no (or nominal) assets other than cash and no (or nominal) operations. Many states have enacted statutes, rules and regulations limiting the sale of securities of "blank check" companies in their respective jurisdictions.

We have agreed to acquire all of the issued and outstanding shares of Emissions Zero in exchange for the issuance of 110,695,500 shares of our common stock. The principal place of business of Emissions Zero is 1870 West Prince Rd, Suite 41, Tucson, Arizona 85705.

We entered into a Merger Agreement with 100% of the stockholders of Emissions Zero to acquire 100% of its issued voting shares in exchange for 110,695,500 shares of our common shares. The 110,695,500 common shares to be issued consist wholly of securities exempt from registration under the Securities Act of 1933. The share consideration to be paid by the Company to Emissions Zero’s stockholders will represent 89.91% of our issued common shares on a fully diluted basis following closing.

Reasons for the Actions

On the Record Date, the Board of Directors and Majority Stockholders approved the Merger, which will result in a change of control of the Company. Prior to the Merger, we have no meaningful assets, revenues or cash on hand. Our Board of Directors believes that the Actions are in the best interests of the Company and its stockholders to better reflect our planned business and future operations.

Effect of the Actions

The voting and other rights that accompany our Common Stock will not be affected by the Actions. However, following effectiveness of the Name Change, both our trading symbol, which is “NCRE”, and our CUSIP number will change as a result of the Name Change.

PLEASE NOTE THAT THIS IS NEITHER A REQUEST FOR YOUR VOTE NOR A PROXY STATEMENT BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU ABOUT THE CORPORATE ACTIONS.

RECORD DATE, VOTE REQUIRED, APPROVAL AND RELATED INFORMATION

Record Date and Shares Outstanding

As of the Record Date, the Company had 12,481,724 shares of its common stock outstanding. The Company has no other securities outstanding.

Transfer Agent

The Company’s transfer is Standard Registrar and Transfer Co., and its mailing address is 440 East 400 South, Suite 200, Salt Lake City, Utah 84111. Its telephone number is +1 801-571-8844.

Approval of the Actions

Pursuant to the Nevada Revised Statutes Sections 78.315, the Actions must be approved by written action of a majority of our shareholders. On the Record Date, the Actions were taken and unanimously approved by the Company’s Board of Directors and by the written consent of the holders of 9,450,000 shares of the Company’s common stock representing 75.71% of the shares entitled to vote on the Actions, which was sufficient to approve the action as permitted by Sections 78.315 and 78.320 of the Nevada Revised Statutes. These actions are also consistent with our existing Articles of Incorporation and Bylaws.

No other votes or consents are required or necessary to adopt the Actions, and none is being solicited hereunder. As of the Record Date, the Company had 12,481,724 common shares issued and outstanding. Each holder of common stock is entitled to one (1) vote per share.

The Company’s voting securities consist solely of common stock. Each share of common stock is entitled to one (1) vote on any matter requiring a stockholder vote. In order to eliminate the costs and management time involved in holding a special meeting, our Board of Directors determined to utilize the written consent of a majority of its stockholders. The elimination of the need for a meeting of stockholders to approve this action is made possible by Section 78.320 of the Nevada Revised Statutes, which provides that the written consent of the holders of a majority of the outstanding shares of voting capital stock, having no less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present.

Shell Status and Tradability of Shares of the Company

Because we are a shell company as defined by Rule 144(i)(1) of the Securities Act of 1933, as amended (the “Securities Act”), holders of our common stock before and after the merger are unable to rely upon Rule 144 of the Securities Act for the resale of their shares until 12 months after the Company has filed a report on Form 8-K, which includes the information found in a registration statement under the Securities Act, including audited financial statements for the prior two years and unaudited financial statements for interim periods.

Because the Company’s common stock is currently quoted on an unsolicited basis by the OTC Markets, the Merger, Name Change and Symbol Change will also require processing by the Financial Industry Regulatory Authority, Inc., or FINRA, pursuant to Rule 10b-17 of the Securities Exchange Act of 1934, as amended, in order for this action to be recognized in the market for trading purposes.

Assuming we receive FINRA approval, the Action, as approved by the Written Consent, will not become effective until at least 20 calendar days after the accompanying Information Statement is first mailed or otherwise delivered to the Shareholders. The Company’s common stock will be quoted on the OTC Markets OTCQB under its new name and new trading symbol immediately following the effective date. Assuming we receive FINRA approval of the Actions, we will file a Current Report on Form 8-K with the Securities and Exchange Commission (“SEC”), disclosing the effective date of the Name Change, as well as its new trading symbol and CUSIP number, prior to such effective date.

Following the Name Change, the share certificates bearing the current name and CUSIP number will continue to be valid. In the future, new share certificates will be issued reflecting the new name and new CUSIP number in due course as old certificates are tendered for exchange or transfer, but this in no way will affect the validity of the stock certificates held by the Company’s Shareholders. The Company requests that shareholders do not send in any of their stock certificates at this time.

NO MEETING OF STOCKHOLDERS REQUIRED

The Company is not soliciting any votes in connection with the Actions. The Company’s shareholders that have consented to the Actions hold a majority of the Company’s outstanding voting rights and, accordingly, such persons have sufficient voting rights to approve the Action.

THE MERGER

Upon consummation of the Merger, the following shall occur:

●Emissions Zero will merge into the Company, and the separate existence of Emissions Zero shall cease to exist.

●The Company’s business and operations will be the business and operations of Emissions Zero immediately prior to the consummation of the Merger.

●The Company will survive the merger and be known as Colambda Technologies, Inc., and thereafter, the Company’s trading symbol will change to a trading symbol resembling Colambda Technologies, Inc.

●Any debts not satisfied at the time of the consummation of the Merger will continue after the Merger is complete.

●All of the Company’s shares will continue after the Merger is complete, and the Company will remain a Nevada corporation.

●Our current board of directors will be replaced with Emissions Zero’s directors, David Riggs, Kent Hush, Kim Mitchell, Sumit Isaranggul Na Ayudhya and Russell E Klawunn,

●The Company’s current stockholders will continue to be stockholders of the Company, and their rights as stockholders will continue to be governed by the laws of the State of Nevada.

●The stockholders of Emissions Zero will become stockholders of the Company holding 110,695,500 shares representing 89.91% upon consummation of the Merger.

●The Company’s outstanding common stock will increase from 12,481,724  to 123,117,224.

●The Company’s operations will consist of the operations of Emissions Zero.

Process to Complete the Merger

The Merger will be completed upon filing of Articles of Merger with the States of Nevada. The Articles of Merger are attached hereto as Exhibit A.

Effect of the Merger on Stockholders

The Company’s stockholders prior to the Merger will continue to hold shares of the Company, which will be known as Colambda Technologies, Inc., and it will remain a Nevada corporation. The Articles of Incorporation and bylaws of the Company at the time of the merger shall remain the Articles of Incorporation and bylaws of the Company.

Each holder of record of shares of the Company’s common stock that is outstanding on the effective date of the Merger and Name Change may elect to contact the Company’s transfer agent,  to exchange their certificates for new certificates representing the Company’s new name, Colambda Technologies, Inc.

Regulatory Approvals

No federal or state regulatory requirements must be complied with, or approval must be obtained in connection with the Actions other than the filing of Articles of Merger with the States of Nevada.

Change of Control

At the closing of the Merger Agreement, the Emissions Zero’s stockholders will transfer all of their Emissions Zero’s common shares to us in exchange for an aggregate of 110,695,500 newly issued Company common shares. Upon closing of the Merger, the Company will have 123,177,224 common shares issued and outstanding. The 110,695,500 common shares issued to Emissions Zero’s stockholders upon consummation of the Merger will represent 89.91% of our voting securities.

As a result of the transactions to be affected by the Merger, (i) the Director Nominees will own 80,162,000 of our common shares, representing 65.08% of our voting securities, (ii) the other 5% or more stockholders will own 23,145,000 of our common shares, representing 18.79% of our voting securities (iii) George Christodoulou, the Company’s President, Chief Executive Officer, Chief Financial Officer and Director, Mark Christodoulou, the Company’s Secretary and Director, and Solon Pittarides, the Company’s Director, will resign, and (iv) David Riggs, Kim Mitchell, Kent Hush, Sumit Isaranggul Na Ayudhya and Russell E Klawunn will become our directors.

THE NAME CHANGE AND STOCK SYMBOL CHANGE

The Actions are contingent upon consummation of the Merger and FINRA approval of the Merger and Name by February 28, 2022. If we do not consummate the Merger and receive FINRA approval of the Merger and name change by February 28, 2022, we will not proceed with the Actions. The Action, as approved by the Written Consent, will not become effective until at least 20 calendar days after the accompanying Information Statement is first mailed or otherwise delivered to the Shareholders. Assuming we consummate the Merger and receive FINRA approval by such date, the Actions, as approved by the Written Consent, will not become effective until at least 20 calendar days after the accompanying Information Statement is first mailed or otherwise delivered to the Shareholders. The Name Change and Merger will become effective upon the filing of the Articles of Amendment and Articles of Merger with the State of Nevada, respectively which is expected to occur as soon as is reasonably practicable on or after the twentieth (20) day following the Mailing Date of this Information Statement to our Stockholders. Thereafter, the Company will change the Company’s trading symbol to a trading symbol (“Symbol Change”) resembling the name of the Company following the Name Change. Following the Name Change, the Company expects, subject to approval of FINRA, to change its trading symbol to reflect the Name Change.

The Company plans to file Articles of Merger upon consummation of the Merger and amend its Articles of Incorporation (the “Amendment”) to change its name from New Century Resources Corporation to Colambda Technologies, Inc., and thereafter,  change of the Company’s trading symbol to a trading symbol resembling Colambda Technologies, Inc., which will be the name of the Company following the Name Change.

No other changes are being made at this time to the Company’s Articles of Incorporation. A copy of the Merger and Amendment and Articles of are attached as Exhibit A and B to this Information Statement.

The Company expects the effective date of the Amendment will be 20 days after this Information Statement is first mailed to the Company’s shareholders who did not execute the written consent of the majority shareholders.

Share Certificates

Following the Name Change, the share certificates bearing the current name and CUSIP number will continue to be valid. In the future, new share certificates will be issued reflecting the new name and new CUSIP number in due course as old certificates are tendered for exchange or transfer, but this in no way will affect the validity of the stock certificates held by the Company’s Shareholders. The Company requests that shareholders do not send in any of their stock certificates at this time.

Regulatory Approvals

No federal or state regulatory requirements must be complied with, or approval must be obtained in connection with the Actions other than the filing of an amendment to the Company’s Articles of Incorporation with the State of Nevada.

DIRECTOR NOMINEES

On November 19, 2021, in connection with the Merger, the holders of 75.71% of our common stock (“Common Stock”) approved the following Director nominees upon consummation of the Merger. If the Merger is completed, our current officers and directors will be replaced with the Director Nominees below.

Name	Position	Age	Term
David Riggs	Chief Executive Officer and Director	63	1 Year
Kent Hush	Chief Financial Officer and Director	51	1 Year
Sumit Isaranggul Na Ayudhya	Chief Technology Officer and Chairman	61	1 Year
Russell E. Klawunn	Chief Operating Officer and Director	56	1 Year
Kim Mitchell	Director	71	1 Year

David Riggs, Chief Executive Officer and Director

Since February 2021, Mr. Riggs has been the Secretary of Emissions Zero Module, Inc. Since January 2020, Mr. Riggs has been  a managing director of Pantex Technologies, an import/export company located in Tomball, Texas, specializing in exclusive spirits from the USA into Asia, where he oversees the management of daily operations. Since July 2019, Mr. Riggs has served as the Founder and Chief Executive Officer of Origgen Environmental Solutions, an aviation staffing company located in Tomball, Texas, where he oversees the management of daily operations. Since September 2018, Mr. Riggs has been the Founder and Chief Operating Officer of Origgen LLC, a technology-based company focused on leveraging Blockchain located in Casper, Wyoming, where he oversees the management of daily operations. From January 2006 to March 2012, Mr. Riggs was the Founder and Chief Executive Officer of Eagle Gold Company, a mining company located in Accra, Ghana, where he developed key operational initiatives and managed daily operations. From January 2003 to June 2005, Mr. Riggs was the Chief Operating Officer of The World Poker Store in Las Vegas, Nevada, where he performed a comprehensive analysis of registrations for securities and insurance and monitored compliance with processes, policies, procedures, and standards in regard to collection and management of annual contributions from shareholders and companies.

Kent Hush, Chief Financial Officer and Director

Since February 2021, Mr. Hush has been the Treasurer of Emissions Zero Module Inc. From January 2019 to January 2021, Mr. Hush was a Partner at ErgoFit-US in Tucson, Arizona, where he structured, developed, and managed financial operations and oversaw security operations. From December 1997 to April 2020, Mr. Hush was a Special Agent for the Federal Bureau of Investigation located in Tucson, Arizona, where he served as a special operations group team leader, managed complex investigations, analyzed evidence, and performed uncover operations. From June 1992 to December 1997, Mr. Hush was a Financial Institution Examiner for the Federal Deposit Insurance Company in Denver, Colorado, where he conducted investigations and made recommendations for actions to ensure compliance with laws and regulations.

Mr. Hush graduated from Abilene Christian University in Abilene, Texas, with a Bachelor of Business Administration Degree in 1992. Mr. Hush also received his Commercial Pilot Instrument Multi-Engine Rating License from Tucson Aeroservice Center Flight School in Tucson, Arizona, and has achieved US Government certification as a Financial Institution Examiner with additional training and certification in Safety and Soundness, Regulatory Compliance, and Information Systems.

Sumit Isaranggul Na Ayudhya, Chief Technology Officer, Chairman of the Board of Directors

Mr. Isaranggul Na Ayudhya founded Emissions Zero Module Inc in February of 2021, and since that time, has served as the Chief Executive Officer and Chairman. Prior to founding Emissions Zero Module Inc, Mr. Isaranggul Na Ayudhya spent 42 years in the aviation industry, including performing maintenance and inspections of large commercial aircraft with A-Tech Aerospace (Thailand) Inc, in Thailand, from January 2014 to October 2016 and again from October 2020 to present, with ComAv Technical Services, in Victorville, California, from September 2018 to October 2020, with Job Aire Group Inc, in Tucson, Arizona, as a contractor, from October 2016 to September 2018, with ADI-Aviation & Defense Inc, in San Bernardino, California, from August 2012 to December 2013, with Pulsar Aviation Service Inc, in San Bernardino, California, from May 2012 to August 2012, with Pacific Aerospace Resources & Technologies LLC, in Victorville, California, from December 2011 to May 2012, with Asgard for Victorville Aerospace located in Victorville, California from August 2007 to October 2007, and with A-Tech Aviation Corporation in Beaumont, California from October 2006 to August 2007.

From October 2007 to March 2012, Mr. Isaranggul Na Ayudhya was self-employed as a Managing Director and Consultant at A-Tech Aviation Corporation, located in Thailand, where he developed vehicle technology designed to dissolve pollution and foster economic growth. From April 2005 to October 2007, Mr. Isaranggul Na Ayudhya was an A&P Mechanic at NASA Lyndon Bjornson Space Center in El Paso, Texas, where he oversaw an astronaut training program and performed depot maintenance training. From July 2000 to April 2005, Mr. Isaranggul Na Ayudhya was an A&P Mechanic at AMS in Phoenix, Arizona, where he performed maintenance and inspections of aircraft systems. Prior to that, from February 1990 to April 2000, Mr. Isaranggul Na Ayudhya worked for Thai Airways as a mechanic, where he performed maintenance and inspections and troubleshooting for aircraft systems.

Mr. Isaranggul Na Ayudhya attended Airmen Technical Training School, Royal Thai Air Force (RTAF), located in Thailand, from June 1978 to April 1980, where he received a diploma in Airframe & Powerplant Mechanic/Avionics and became a Certified Aircraft Maintenance Technician. From February 1990 to October 1999, Mr. Isaranggul Na Ayudhya received multiple aircraft maintenance certifications through Thai Airways International Public Company Limited, located in Thailand. In June 2002, Mr. Isaranggul Na Ayudhya received his Bachelor of Fine Arts Degree with a concentration in Aeronautical Engineering from Unmanned Vehicle University in Phoenix, Arizona.

Russell E Klawunn¸ Chief Operating Officer and Director

Since February 2021, Mr. Klawunn has been the Vice President for Emissions Zero Module Inc. Since October 2020, Mr. Klawunn has been the President of Proveedora de Insumos Chaac De R.L. DE C.V., a wholesale merchant company located in Mexico. Since September 2016, Mr. Klawunn has been the founder and president of 1618CNC, LLC, a firearms dealer and FFL licensing company located in Tucson, Arizona, managing operations, including product development. From May 2018 to January 2019, Mr. Klawunn was Pilot in Command, ISR for L3 Communications, where he conducted ISR Deployments to Iraq and Syria. From April 1996 to June 2016, Mr. Klawunn was a Special Agent for the Federal Bureau of Investigation, where he conducted investigations, surveillance, and special operations. From January 2010 to September 2016, Mr. Klawunn was the co-founder and owner of Quartercircle10 LLC, a firearms dealer located in Tucson, Arizona, where he oversaw operations and led new product design and development. From July 1987 to March 1996, Mr. Klawunn served in the United States Marine Corps as a Naval Aviator, reaching the rank of Captain.

Mr. Klawunn received a Bachelor of Business Administration degree from Southwestern University in May 1987.

Kim Mitchell, Director

Mr. Mitchell has not been employed during the past 5 years. From January 2001 until his retirement in 2012, Mr. Mitchell was an Independent Consultant on Silicon and Compound Semiconductor Manufacturing.  From August 2009 until his retirement, Mr. Mitchell was the founder and President of EnergyWise Systems LLC, an energy conservation consulting company in St. George, Utah.

In 1976, Mr. Mitchell received a Ph.D. in Materials Science from Stanford University. In 1974, Mr. Mitchell received a Master’s of Science degree in Materials Science from Stanford University. In 1968, Mr. Mitchell received a bachelor’s degree in Applied Physics from the California Institute of Technology.

Family Relationships.

None of the Director Nominees are related to one another. Our current president, CEO, CFO and director George Christodoulou is the father of Mark Christodoulou, our Secretary and Director.

Term of Office

Our directors serve for a one-year term until the next annual meeting of stockholders, and until their successors are elected and qualified, or until their earlier death, retirement, resignation or removal. Executive officers serve at the discretion of the Board of Directors and are elected or appointed to serve until the next Board of Directors meeting following the annual meeting of stockholders.  Our executive officers are appointed by our Board of Directors and hold office until the earlier of their resignation, death or removal.

Involvement in Certain Legal Proceedings

To the best of our  knowledge, none of the following events occurred during the past ten years that are material to an evaluation of the ability or integrity of any of our executive officers, directors, Director Nominees or promoters:

(1) A petition under the Federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

(2) Convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

(3) Subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

(i) Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

(ii) Engaging in any type of business practice; or

(iii) Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

(4) Subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described y such activity;

(5) Found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

(6) Found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

(7) Subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

(i) Any Federal or State securities or commodities law or regulation; or

(ii) Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

(iii) Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

(8) Subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S. C 78c(a)(26)), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Director Independence and Board Committees

We are not currently required under the Securities and Exchange Act to maintain any committees of our Board. We are not currently subject to listing requirements of any national securities exchange or inter-dealer quotation system which has requirements that a majority of the board of directors be “independent” or maintain any committees of our Board and, as a result, we are not at this time required to have our Board of Directors comprised of a majority of “independent directors” or have any committees. However, we intend to appoint such independent directors and establish such committees in the near future.

Meetings of the Board of Directors

During its fiscal year ended December 31, 2020, and 2021 the Board did not meet on any occasion, but rather transacted business by unanimous written consent.

Indemnification

Our articles of incorporation and bylaws include provisions limiting the liability of directors and officers and indemnifying them under certain circumstances. See “Indemnification Agreements” for further information.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the Company pursuant to Delaware law, we are informed that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

At or prior to the Closing of the Merger, Emissions Zero shall deliver the sum of $105,000 to Robert J. Nielson for shareholder advances and $105,000 to George Christodoulou, the Company’s President, Chief Executive Officer, Chief Financial Officer & Director, for shareholders advances. Emissions Zero previously delivered the sum of $25,000 to Robert J. Nielson for shareholder advances and $25,000 to George Christodoulou for shareholder advances. Other than the foregoing, our acquisition of Emissions Zero is an arm's length transaction, and no other transactions, corporate events, negotiations, contacts, or conflicts of interest occurred between the Company and Emissions Zero outside of this agreement during the past two years.

EFFECTIVE DATE OF THE ACTIONS

The Actions are contingent upon consummation of the Merger and FINRA approval of the Merger and Name by February 28, 2022. If we do not consummate the Merger and receive FINRA approval of the Merger and name change by February 28, 2022, we will not proceed with the Actions. The Action, as approved by the Written Consent, will not become effective until at least 20 calendar days after the accompanying Information Statement is first mailed or otherwise delivered to the Shareholders. The Action, as approved by the Written Consent, will not become effective until at least 20 calendar days after the accompanying Information Statement is first mailed or otherwise delivered to the Shareholders.

Assuming we receive FINRA approval, the Corporate Action, as approved by the Written Consent, will not become effective until at least 20 calendar days after the accompanying Information Statement is first mailed or otherwise delivered to the Shareholders. Pursuant to Rule 14c-2 under the Exchange Act, the corporate actions will not be effective until at least twenty (20) days after the date on which this Information Statement is filed with the Commission and a copy hereof has been mailed to each of our stockholders. The Company anticipates that this Information Statement will be mailed to our stockholders as of the Record Date on or about December 2, 2021. Therefore, the Company anticipates that the Merger will be effective, and the Articles of Merger will be filed with the Secretary of State for the state of Nevada and Wyoming on or about December 22, 2021.

The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Company’s common stock and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of November 19, 2021, the number and percentage of the Company’s outstanding common shares owned by (i) each person known to us to beneficially own more than 5% of its outstanding common stock, (ii) each director, (iii) each named executive officer and significant employee, and (iv) all officers and directors as a group. This table has been prepared based on 12,481,724 shares outstanding as of November 19, 2021. The percentages in the table have been calculated on the basis of treating as outstanding for a particular person, all shares outstanding on that date and all shares issuable to that holder in the event of exercise of outstanding options, warrants, rights or conversion privileges owned by that person at that date, which are exercisable within 60 days of that date.

Name and Address of Beneficial Owner	Amount of Common Stock Beneficially Owned	Percentage Ownership of Common stock(1)

George Christodoulou, (1) President, Chief Executive Officer, Chief Financial Officer and Director 10 Dionysiou Solomou Street, Leona Building, suite 501,2406 Engomi, Nicosia, Cyprus	6,950,000(1)	55.68%
Mark Christodoulou (2) Secretary and Director 10 Dionysiou Solomou Street, Leona Building, suite 501,2406 Engomi, Nicosia, Cyprus	0	0%
Solon Pittarides 10 Dionysiou Solomou Street, Leona Building, suite 501,2406 Engomi, Nicosia, Cyprus	1,000,000	8.01%
All Officers and Directors as a Group	7,950,000	63.69%
Shirley Christodoulou 10 Dionysiou Solomou Street, Leona Building, suite 501,2406 Engomi, Nicosia, Cyprus	6,950,000(2)	55.68%
Shirley Properties, Inc. (2) (3) 10 Dionysiou Solomou Street, Leona Building, suite 501,2406 Engomi, Nicosia, Cyprus	6,950,000 (3)	55.68%
The Nielson 101 Trust (4) 986 E. Wheeler Farm Cv Salt Lake City, UT 84121	2,500,000	20.03%

(1)George Christodoulou personally owns 1,650,000 common shares and 1,000,000 common shares held in the name of Costa Vassiliades, who passed away in January 2014. George Christodoulou has yet to have Costa Vassiliades’ common shares transferred into his name. George Christodoulou is deemed to beneficially own the shares of his wife Shirley Christodoulou, who owns 2,800,000 common shares, and the shares of Shirley Properties, Inc., an entity controlled by his wife, which owns 1,500,000 shares.

(2)Shirley Christodoulou personally owns 2,800,000 common shares and is deemed to beneficially own the shares of her husband George Christodoulou, who owns 2,650,000 common shares and the shares of Shirley Properties, Inc., an entity she controls, which owns 1,500,000 shares.

(3)Shirley Properties, Inc., a BVI corporation, is controlled by Shirley Christodoulou and is therefore deemed to beneficially own the common shares of Shirley Christodoulou, which includes the 2,800,000 shares Ms. Christodoulou owns personally and the 2,650,000 shares held by George Christodoulou.

(4)KaeLynne Nielson is the Trustee of the Nielson 101 Trust and therefore is deemed to beneficially own the common shares of Nielson 101 Trust.

PROFORMA POST MERGER BENEFICIAL OWNERSHIP

Upon completion of the Actions, the number and percentage of the Company’s outstanding common shares owned by (i) each person known to us who will beneficially own more than 5% of our outstanding common stock, (ii) each person to serve as a director, (iii) each person to serve as an executive officer and significant employee, and (iv) all officers and directors as a group. This table has been prepared based on 123,177,224 shares outstanding upon consummation of the Merger.

Name and Address of Beneficial Owner	Amount of Common Stock Beneficially Owned	Percentage Ownership of Common Stock(1)	Position(s) with or Relationship to Company
David Riggs 1870 West Prince Rd, Suite 41, Tucson, Arizona	16,060,000	13.04%	Chief Executive Officer and Director
Kent Hush 1870 West Prince Rd, Suite 41, Tucson, Arizona	17,692,000	14.36%	Chief Financial Officer and Director
Sumit Isaranggul Na Ayudhya 1870 West Prince Rd, Suite 41, Tucson, Arizona	29,000,000	23.54%	Chief Technology Officer and Chairman
Russell E. Klawunn 1870 West Prince Rd, Suite 41, Tucson, Arizona	17,410,000	14.13%	COO and Director
Kim Mitchell 6145 Crater Lake Drive, Roseville, California 95678	0	0.0%	Director
All Officers and Directors as a Group	80,162,000	65.08%	——
George Christodoulou	6,950,000	5.64%
George Hruska 3204 Sienna Drive, Casper, Wyoming 82604	16,195,000	13.15%

EXECUTIVE COMPENSATION

To date, the Company has not entered into employment agreements with its officers and directors and will not do so in connection with the Actions. Our officers and directors do not receive any compensation for their services rendered to us and have not received such compensation in the past. No remuneration of any nature has been paid for or on account of services rendered by a director in such capacity. Our officers and directors intend to devote no more than a few hours a week to our affairs.

No retirement, pension, profit-sharing, stock option or insurance programs or other similar programs have been adopted by us for the benefit of our employees.

The following tables set forth the cash and other compensation paid by the Company to its President and all other executive officers and directors during the period ended December 31, 2019, and 2020.

Name and Position	Year	Salary	Bonus	Option Awards	All other Compensation	Total
George Christodoulou, President, Chief Executive Officer, Chief Financial Officer & Director	2020 2019	None None	None None	None None	None None	None None
Mark Christodoulou, Secretary & Director	2020 2019	None None	None None	None None	None None	None None
Solon Piitarides, Director	2020 2019	None None	None None	None None	None None	None None

Compensation Discussion and Analysis

The Company has not entered into any employment agreements with any of its officers, directors, or other persons, and no such agreements are anticipated in the immediate future.

The Company’s current officers and directors do not receive any compensation for their services rendered to the Company, have not received such compensation in the past, and are not accruing any compensation pursuant to any agreement with the Company.

The officers and directors of the Company will not receive any finder's fees, either directly or indirectly, as a result of the Merger. However, the officers and directors of the Company anticipate receiving benefits as stockholders of the Company. At or prior to the Closing of the Merger, Emissions Zero shall deliver the sum of  $105,000 to Robert J. Nielson for shareholder advances and $105,000 to George Christodoulou, the Company’s President, Chief Executive Officer, Chief Financial Officer & Director, for shareholders advances. Emissions Zero previously delivered the sum of $25,000 to Robert J. Nielson for shareholder advances and $25,000 to George Christodoulou for shareholder advances.

No retirement, pension, profit-sharing, stock option or insurance programs or other similar programs have yet been adopted by the Company for the benefit of its employees.

The Company has no other executive compensation elements that would require the inclusion of tabular disclosure or narrative discussion.

Board of Directors Compensation

Members of the board of directors may receive an amount yet to be determined annually for their participation and will be required to attend a minimum of four meetings per fiscal year. During the last two fiscal years to present, the Company has not paid any directors' fees or expenses.

Compensation Committee Interlocks and Insider Participation

The Company has no compensation committee. Our directors make all decisions regarding compensation and compensation plans.

Compensation Committee Report

George Christodoulou and Mark Christodoulou, acting in their position as directors, have reviewed and discussed the compensation discussion and analysis required by Item 402(b). This analysis has been provided above.

Outstanding Equity Awards at the End of the Fiscal Year

As of our last two fiscal years to the date of this Schedule 14C, we did not have outstanding equity awards.

Bonuses and Deferred Compensation

Other than the Merger, we do not have change-in-control agreements with any of our directors or executive officers, and we are not obligated to pay severance or other enhanced benefits to executive officers upon the termination of their employment.

Involvement in Certain Legal Proceedings

There have been no events under any bankruptcy act, no criminal proceedings, no judgments, injunctions, orders, or decrees material to the evaluation of the ability and integrity of any of our directors, executive officers, promoters or control persons during the past ten years.

Board of Directors

All directors hold office until the next annual meeting of shareholders and until their successors have been duly elected and qualified. Officers are elected by and serve at the discretion of the Board of Directors.

Our directors are not reimbursed for expenses incurred by them in connection with attending board meetings, and they do not receive any cash compensation for serving on the Board of Directors.

CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

The following discussion describes certain material federal income tax considerations relating to the proposed Merger. This discussion is based upon the Internal Revenue Code, existing and proposed regulations thereunder, legislative history, judicial decisions, and current administrative rulings and practices, all as amended and in effect on the date hereof. Any of these authorities could be repealed, overruled, or modified at any time. Any such change could be retroactive and, accordingly, could cause the tax consequences to vary substantially from the consequences described herein. No ruling from the Internal Revenue Service (the "IRS") with respect to the matters discussed herein has been requested, and there is no assurance that the IRS would agree with the conclusions set forth in this discussion. This discussion may not address federal income tax consequences that may be relevant to particular stockholders in light of their personal circumstances or to stockholders who may be subject to special treatment under the federal income tax laws. This discussion also does not address any tax consequences under state, local or foreign laws.

STOCKHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCE OF THE MERGER FOR THEM, INCLUDING THE APPLICABILITY OF ANY STATE, LOCAL OR FOREIGN TAX LAWS, CHANGES IN APPLICABLE TAX LAWS AND ANY PENDING OR PROPOSED LEGISLATION.

The Stockholders will not recognize any gain or loss for federal income tax purposes as a result of the Actions. The holding period for shares of common stock after the Actions will include the holding period of shares of common stock before the Actions, provided that such shares of common stock are held as a capital asset at the effective date of the Actions. The adjusted basis of the shares of common stock after the Actions will be the same as the adjusted basis of the shares of common stock before the Actions. The Company believes that the foregoing addresses the material United States federal income tax consequences of the Actions to the stockholders. The opinion is based upon the Code, applicable Treasury Regulations, judicial decisions, and current administrative rulings, all of which are subject to change with retroactive effect. The tax consequences to stockholders of the Actions may be affected by their particular circumstances and by the applicability to them of one or more special rules like those which apply to dealers in securities, foreign persons, mutual funds, insurance companies and persons who do not hold their shares as capital assets. Therefore, the Company urges stockholders to consult their own tax advisors concerning the effect of the Actions upon them, including the effect of any state, local or other tax to which they may be subject. An opinion of tax counsel will not be provided to stockholders.

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

This Information Statement should be read in conjunction with certain reports that we previously filed with the Commission. The Company is subject to the informational requirements of the Exchange Act, and in accordance therewith, files reports, proxy statements and other information, including annual and quarterly reports on Form 10-K and 10-Q with the Commission. Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at 100 F Street NW, Washington, D.C. 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street NW, Washington D.C. 20549, at prescribed rates. The Commission maintains a website on the Internet at (http://www.sec.gov) that contains the filings of issuers that file electronically with the Commission through the EDGAR system. Copies of such filings may also be obtained by writing to New Century Resources Corporation at 10 Dionysiou Solomou Street, Leona Building, suite 501,2406 Engomi, Nicosia, Cyprus.

DISSENTERS’ RIGHTS

Under Nevada Revised Statutes, shareholders may be entitled to dissenters’ rights with respect to the Merger described in this Information Statement.

Pursuant to Chapter 92A (Section 300 through 500 inclusive) of the NRS, or the “Dissenters’ Rights Provisions”, and specifically Section 92A.380(a)(1), any unaffiliated stockholder of the Company is entitled to dissent to the Merger and to obtain payment of the fair value of the Shares. These rights are granted by Nevada law. In the context of the Merger, the Dissenters’ Rights Provisions provide that the unaffiliated stockholders may elect to have the Company purchase the Shares held by the unaffiliated stockholders for a cash price that is equal to the “fair value” of such Shares, as determined in a judicial proceeding in accordance with the Dissenters’ Rights Provisions. The fair value of the Shares of any unaffiliated stockholder means the value of such Shares immediately before the effectuation of the Merger, excluding any appreciation or depreciation in anticipation of the exchange, unless exclusion of any appreciation or depreciation would be inequitable.

A copy of the Dissenters’ Rights Provisions is attached as Exhibit C hereto. If you wish to exercise your dissenters’ rights or preserve the right to do so, you should carefully review Exhibit C hereto. If you fail to comply with the procedures specified in the Dissenters’ Rights Provisions in a timely manner, you may lose your dissenters’ rights. Because of the complexity of those procedures, you should seek the advice of counsel if you are considering exercising your dissenters’ rights.

Unaffiliated stockholders who perfect their dissenters’ rights by complying with the procedures set forth in the Dissenters’ Rights Provisions will have the fair value of their Shares determined by a Nevada state district court and will be entitled to receive a cash payment equal to such fair value. Any such judicial determination of the fair value of such Shares could be based upon any valuation method or combination of methods the court deems appropriate. The value so determined could be more or less than the Exchange Price to be paid in connection with the exchange. In addition, unaffiliated stockholders who invoke dissenters’ rights may be entitled to receive payment of a fair rate of interest from the effective time of the exchange on the amount determined to be the fair value of their Shares.

Within 10 days after the effectuation of the exchange, the Company will send a written notice (the “Notice of Exchange and Dissenter’s Rights”) to all the record stockholders of the Company entitled to dissenters’ rights. Pursuant to NRS 92A.430, the Notice of Exchange and Dissenter’s Rights will be accompanied by information that will: (a) state where the demand for payment must be sent and where and when certificates, if any, for Shares must be deposited; (b) inform the holders of Shares not represented by certificates to what extent the transfer of the Shares will be restricted after the demand for payment is received; (c) supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter’s rights certify whether or not the person acquired beneficial ownership of the Shares before that date; (d) set a date by which the Company must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered and state that the stockholder shall be deemed to have waived the right to demand payment with respect to the shares unless the form is received by the Company by such specified date; and (e) be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

Under NRS 92A.440, a stockholder wishing to exercise dissenter’s rights must:

●demand payment;

●certify whether the stockholder acquired beneficial ownership of the common stock before the date specified in the Notice of Exchange and Dissenter’s Rights; and

●deposit its certificates, if any, in accordance with the terms of the Notice of Exchange and Dissenter’s Rights.

Under NRS 92A.440(5), stockholders who fail to demand payment or deposit their certificates where required by the dates set forth in the Notice of Exchange and Dissenter’s Rights will not be entitled to demand payment or receive the fair market value for their Shares as provided under Nevada law. Instead, such stockholders will receive the same consideration as the stockholders who do not exercise rights of a dissenting owner.

Pursuant to NRS 92A.460, within 30 days after receipt of a demand for payment, the Company must pay each dissenter who complied with the provisions of the Dissenters’ Rights Provisions the amount the Company estimates to be the fair value of such shares, plus interest from the effective date of the exchange. The payment must be accompanied by the following: (a) the Company’s balance sheet as of September 30, 2021, a statement of income for September 30, 2021, a statement of changes in the stockholders’ equity for September 30, 2021 or, where such financial statements are not reasonably available, then such reasonably equivalent financial information and the latest available quarterly financial statements, if any; (b) a statement of the Company’s estimate of the fair value of the Shares; and (c) a statement of the dissenter’s rights to demand payment under NRS 92A.480 and that if any such stockholder does not do so within the period specified, such stockholder shall be deemed to have accepted such payment in full satisfaction of the Company’s obligations under Chapter 92A of the NRS.

Under NRS 92A.470(1), the Company is entitled to withhold payment from a dissenter unless the dissenter was the beneficial owner before the date set forth in the dissenters’ notice as the first date of any announcement to the news media or to the stockholders of the terms of the proposed corporate action. If the Company chooses to withhold payment, it is required, within 30 days after receiving demand for payment, to notify the dissenter: (a) of the Company’s balance sheet as of the end of a fiscal year ending not more than 16 months before the date of the notice, a statement of earnings for that year, and a statement of changes in stockholders’ equity for that year, or, where such financial statements are not reasonably available, then such reasonably equivalent financial information, as well as the latest available financial statements, if any; (b) of the Company’s estimate of the fair value of the Shares; (c) that the dissenter may accept the Company’s estimate of the fair value, plus interest, in full satisfaction of his or her demands or demand appraisal; (d) that if the dissenter wishes to accept the offer, the dissenter must notify the Company of acceptance within 30 days after receiving of the offer; and (e) that if the dissenter does not satisfy the requirements for demanding appraisal, the dissenter shall be deemed to have accepted the Company’s offer.

NRS 92A.480(1) provides that a dissenter who believes that the amount paid or offered is less than the full value of his or her, or that the interest due is incorrectly calculated, may, within 30 days after the Company made or offered payment for the Shares, either (i) notify the Company in writing of his or her own estimate of the fair value of the Shares and the amount of interest due and demand payment of difference between this estimate and any payments made, or (ii) reject the offer for payment made by the Company and demand payment of the fair value of his or her Shares and interest due.

If the Company does not deliver payment within 30 days of receipt of the demand for payment, the dissenting stockholder may enforce under NRS 92A.460(1) the dissenter’s rights by commencing an action in Carson City, Nevada or if the dissenting stockholder resides or has its registered office in Nevada, in the county where the dissenter resides or has its registered office.

If a dissenting stockholder disagrees with the amount of the Company’s payment, then the dissenting stockholder may, pursuant to NRS 92A.480, within 30 days of such payment, (i) notify the Company in writing of the dissenting stockholder’s own estimate of the fair value of the dissenting shares and the amount of interest due, and demand payment of such estimate, less any payments made by the Company, or (ii) reject the offer by the Company if the dissenting stockholder believes that the amount offered by the Company is less than the fair value of the dissenting shares or that the interest due is incorrectly calculated. If a dissenting stockholder submits a written demand as set forth above and the Company accepts the offer to purchase the Shares at the offer price, then such dissenting stockholder will be sent a check for the full purchase price of the Shares within 30 days of acceptance.

If a demand for payment remains unsettled, the Company must commence a proceeding in the Carson City, Nevada district court within 60 days after receiving the demand. Each dissenter who is made a party to the proceeding shall be entitled to a judgment in the amount, if any, by which the court finds the fair value of the dissenting shares, plus interest, exceeds the amount paid by the Company. If a proceeding is commenced to determine the fair value of the Shares, the costs of such proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court, shall be assessed against the Company, unless the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable against the Company if the court finds that (i) the Company did not comply with the Dissenters’ Rights Provisions or (ii) against either the Company or a dissenting stockholder, if the court finds that such party acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by the Dissenters’ Rights Provisions.

If the Company fails to commence such a proceeding, it would be required by NRS 92A.490(1) to pay the amount demanded to each dissenter whose demand remains unsettled. Dissenters would be entitled to a judgment for the amount, if any, by which the court finds the fair value of his shares, plus accrued interest, exceeds the amount paid by the Company; or the fair value, plus accrued interest, of his after-acquired shares for which the Company elected to withhold payment pursuant to Section 92.470 of the NRS.

Under Section 92A.490(4) of the NRS, the district court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them or in any amendment to such order. In any such court proceeding, the dissenters are entitled to the same discovery rights as parties in other civil proceedings.

Under Section 92A.500 of the NRS, the district court will assess the costs of the proceedings against the Company, unless the court finds that all or some of the dissenters acted arbitrarily, veraciously or not in good faith in demanding payment. The district court may also assess against the Company or the dissenters the fees and expenses of counsel and experts for the respective parties, in the amount the court finds equitable.

A person having a beneficial interest in Shares that are held of record in the name of another person, such as a broker, fiduciary, depository or other nominee, must act to cause the record holder to follow the requisite steps properly and in a timely manner to perfect dissenters’ rights of appraisal. If the Shares are owned of record by a person other than the beneficial owner, including a broker, fiduciary (such as a trustee, guardian or custodian), depositary or other nominee, the written demand for dissenters’ rights of appraisal must be executed by or for the record owner. If Shares are owned of record by more than one person, as in joint tenancy or tenancy in common, the demand must be executed by or for all joint owners. An authorized agent, including an agent for two or more joint owners, may execute a demand for appraisal for a stockholder of record, provided that the agent identifies the record owner and expressly discloses, when the demand is made, that the agent is acting as agent for the record owner. If a stockholder owns Shares through a broker who in turn holds the shares through a central securities depository nominee such as CEDE & Co., a demand for appraisal of such Shares must be made by or on behalf of the depository nominee and must identify the depository nominee as the record holder of such Shares.

A record holder, such as a broker, fiduciary, depository or other nominee, who holds Shares as a nominee for others, will be able to exercise dissenters’ rights of appraisal with respect to the Shares held for all or less than all of the beneficial owners of those Shares as to which such person is the record owner. In such case, the written demand must set forth the number of Shares covered by the demand. Where the number of Shares is not expressly stated, the demand will be presumed to cover all Shares outstanding in the name of such record owner.

Under NRS 92A.380(2), a stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the exchange unless it is unlawful or fraudulent with respect to the stockholder or the Company. Because the exchange is being affected as a short-form exchange under Section 92A.180 of the NRS, it does not require approval by the stockholders or the board of directors of the Company. No such approval has been or will be sought.

The foregoing summary does not purport to be a complete statement of the procedures to be followed by stockholders desiring to exercise their dissenter’s rights and is qualified in its entirety by express reference to Section 92A.300 to 500 of the NRS, the full text of which is attached hereto and include in Exhibit C.

STOCKHOLDERS ARE URGED TO READ EXHIBIT C IN ITS ENTIRETY SINCE FAILURE TO COMPLY WITH THE PROCEDURES SET FORTH THEREIN WILL RESULT IN THE LOSS OF DISSENTER’S RIGHTS.

STOCKHOLDERS SHARING AN ADDRESS

Unless we have received contrary instructions from a stockholder, we are delivering only one Information Statement to multiple stockholders sharing an address. We will, upon request, promptly deliver a separate copy of this Information Statement to a stockholder who shares an address with another stockholder. A stockholder who wishes to receive a separate copy of the Information Statement may make such a request in writing to New Century Resources Corporation at 10 Dionysiou Solomou Street, Leona Building, Suite 501. 2406 Engomi, Nicosia Cyprus or can order a copy over the phone by calling our office at +357 22816226 or sending us an email at robert@ncrecorp.com.

On behalf of the Board of Directors,

December 2, 2021

By: /s/ George Christodoulou
George Christodoulou,
President and Chief Executive Officer and Director

By: /s/ Mark Christodoulou
Mark Christodoulou, Director

EXHIBITS

Exhibit A. Articles of Merger

Exhibit B. Amendment to Articles of Incorporation

Exhibit C.

EXHIBIT C

FORM OF NOTICE OF

EXCHANGE AND DISSENTER’S RIGHTS

December 2, 2021

To the Shareholders of Common Stock of New Century Resources Corporation:

NOTICE IS HEREBY GIVEN, pursuant to Chapter 92A (Section 300 through 500 inclusive) of the Nevada Revised Statute (the “NRS”) (the “Dissenters’ Rights Provisions”), that the Merger Agreement (the “Merger”) whereby Emissions Zero Technology, Inc., a Wyoming corporation (“Emissions Zero”), would be merged into New Century Resources Corporation (“the Company”), became effective as soon as practicable after approval of the Actions by FINRA but in no event after February 28, 2022 (the “Effective Date”). Immediately prior to the Effective Date, the majority shareholders of the Company representing 75.% of the outstanding shares of common stock, par value $0.0001 per share (“Shares”), of the Company approved the Merger by written consent. Accordingly, under applicable Nevada law, no further action was required by the remaining stockholders of the Company for the Merger to become effective.

Pursuant to the terms of the Merger, we issued 110,695,500 shares of our common shares to the shareholders of Emissions Zero in connection for the Merger which will represent 89.91% of our issued common shares on a fully diluted basis at the time of the Merger.

To obtain payment for your Shares, the certificate(s) representing such Shares, together with the enclosed Letter of Transmittal, must be mailed or delivered by hand or overnight courier to the Paying Agent of the merger, Transfer Online, Inc. (the “Paying Agent”), at the address set forth in the enclosed Letter of Transmittal. Please read and follow carefully the instructions set forth in the enclosed Letter of Transmittal to obtain payment for your Shares.

Former stockholders of the Company who do not wish to accept the Exchange Stock have the right under Nevada law to seek an appraisal of the fair cash value of their Shares, exclusive of any element of value arising from the accomplishment or expectation of the Exchange, in Carson City, Nevada.

Pursuant to the Dissenters’ Rights Provisions, any former stockholder of the Company is entitled to dissent to the Exchange, and obtain payment of the fair value of the shares. In the context of the Exchange, the Dissenters’ Rights Provisions provides that the former stockholders may elect to have the Company purchase the Shares held by the former stockholders for a cash price that is equal to the “fair value” of such Shares, as determined in a judicial proceeding in accordance with the Dissenters’ Rights Provisions. The fair value of the Shares of any former stockholder means the value of such Shares immediately before the effectuation of the Exchange, excluding any appreciation or depreciation in anticipation of the Exchange, unless exclusion of any appreciation or depreciation would be inequitable.

A copy of the Dissenters’ Rights Provisions is attached as Appendix A hereto. If you wish to exercise  your dissenters’ rights or preserve the right to do so, you should carefully review Appendix A hereto. IF YOU FAIL TO COMPLY WITH THE PROCEDURES SPECIFIED IN THE DISSENTERS’ RIGHTS PROVISIONS IN A TIMELY MANNER, YOU MAY LOSE YOUR DISSENTERS’ RIGHTS. BECAUSE OF THE COMPLEXITY OF THOSE PROCEDURES, YOU SHOULD SEEK THE ADVICE OF COUNSEL IF YOU ARE CONSIDERING EXERCISING YOUR DISSENTERS’ RIGHTS.

Former stockholders who perfect their dissenters’ rights by complying with the procedures set forth in the Dissenters’ Rights Provisions will have the fair value of their Shares determined by a Nevada state district court and will be entitled to receive a cash payment equal to such fair value. Any such judicial determination of the fair value of shares could be based upon any valuation method or combination of methods the court deems appropriate. In addition, former stockholders who invoke dissenters’ rights may be entitled to receive payment of a fair rate of interest from the effective time of the Merger on the amount determined to be the fair value of their Shares.

If you do NOT plan to seek an appraisal of all of your Shares, please execute (or, if you are not the record holder of such shares, to arrange for such record holder or such holder’s duly authorized representative to execute) and mail postage paid the enclosed Letter of Transmittal to the Paying Agent at the address set forth in the Letter of Transmittal. You should note that surrendering to the Company certificates for your Shares will constitute a waiver of your appraisal rights under the NRS.

You should note that the method of delivery of the Letter of Transmittal and/or any other required documentation is at the election and risk of the former stockholder. If the decision is made to send the Letter of Transmittal by mail, it is recommended that such Letter of Transmittal be sent by registered mail, properly insured, with return receipt requested.

This Notice of Merger and Dissenters’ Rights affords you the notice required by NRS 92A.430. The right to appraisal will be lost unless it is perfected by full and precise satisfaction of the requirements of the Dissenters’ Rights Provisions, the text of which is set forth in full in Appendix A attached to this Notice of Merger and Dissenters’ Rights. Mere failure to execute and return the enclosed stock power or lost stock affidavit along with your stock certificate(s) does NOT satisfy the requirements of the Dissenters’ Rights Provisions; rather, a separate written demand for appraisal must be properly executed and delivered to the Company as described below.

You have the right, on or prior to January 2, 2022 (i.e., within 30 days after the date of this Notice of Merger and Dissenters’ Rights written above), to demand in writing from the Company an appraisal of your shares of Shares. Such demand will be sufficient if it reasonably informs the Company of the identity of the stockholder making the demand and that the stockholder intends thereby to demand an appraisal of the fair value of his or her Shares. Failure to make such a timely demand will foreclose your right to appraisal. All written demands for appraisal of Shares should be sent or delivered to the Company at the following address:

Standard Registrar and Transfer Company Inc.
Address: 440 East 400 South Suite 200, Salt Lake City, UT 84111
Phone: (801)  571-8844
Fax: (801) 328-4058
Email: info@standardtransferco.com

Under NRS 92A.440(5), stockholders who fail to demand payment or deposit their certificates where required by the dates set forth in this Notice of Merger and Dissenter’s Rights will not be entitled to demand payment or receive the fair market value for their shares of capital stock as provided under Nevada law. Instead, such stockholders will receive the same consideration as the stockholders of who do not exercise rights of a dissenting owner.

Pursuant to NRS 92A.460, within 30 days after receipt of a demand for payment (form of which is attached hereto as Schedule A), the Company must pay each dissenter who complied with the provisions of the Dissenters’ Rights Provisions the amount the Company estimates to be the fair value of such shares, plus interest from the effective date of the Exchange. The payment must be accompanied by the following: (a) the Company’s balance sheet as of the end of 2021, a statement of income for 2021, a statement of changes in the stockholders’ equity for 2021; (b) A statement of the Company’s estimate of the fair value of the shares; (c) An explanation of how interest was calculated, and (d) A statement of the dissenter’s rights to demand payment under NRS 92A.480 and that if any such stockholder does not do so within the period specified, such stockholder shall be deemed to have accepted such payment in full satisfaction of the corporation’s obligations under Chapter 92A of the NRS.

Under NRS 92A.470(1), the Company is entitled to withhold payment from a dissenter unless the dissenter was the beneficial owner before the date set forth in the dissenters’ notice as the first date of any announcement to the news media or to the stockholders of the terms of the proposed corporate action. If the Company chooses to withhold payment, it is required, within 30 days after receiving demand for payment, to notify the dissenter: (a) of the Company’s balance sheet as of September 30, 2021, a statement of income for September 30, 2021, a statement of changes in the stockholders’ equity for September 30, 2021; (b) of the Company’s estimate of the fair value of the shares; (c) that the dissenter may accept the Company’s estimate of the fair value, plus interest, in full satisfaction of her demand or demand appraisal; (d) that if the dissenter wishes to accept the offer, the dissenter must notify the Company of acceptance within 30 days after receiving of the offer; and (e) that if the dissenter does not satisfy the requirements for demanding appraisal, the dissenter shall be deemed to have accepted the Company’s offer.

If the Company does not deliver payment within 30 days of receipt of the demand for payment, the dissenting stockholder may enforce under NRS 92A.460(1) the dissenter’s rights by commencing an action in Carson City, Nevada.

If a dissenting stockholder disagrees with the amount of the Company’s payment, then the dissenting stockholder may, pursuant to NRS 92A.480, within 30 days of such payment, (i) notify the Company in writing of the dissenting stockholder’s own estimate of the fair value of the dissenting shares and the amount of interest due, and demand payment of such estimate, less any payments made by the Company, or (ii) reject the offer by the Company if the dissenting stockholder believes that the amount offered by the Company is less than the fair value of the dissenting shares or that the interest due is incorrectly calculated. If a dissenting stockholder submits a written demand as set forth above and the Company accepts the offer to purchase the Shares at the offer price, then such dissenting stockholder will be sent a check for the full purchase price of the Shares within 30 days of acceptance.

If a demand for payment remains unsettled, the Company must commence a proceeding in the Carson City, Nevada district court within 60 days after receiving the demand. Each dissenter who is made a party to the proceeding shall be entitled to a judgment in the amount, if any, by which the court finds the fair value of the dissenting shares, plus interest, exceeds the amount paid by the Company. If a proceeding is commenced to determine the fair value of the Shares, the costs of such proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court, shall be assessed against the Company, unless the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable against the Company if the court finds that (i) the Company did not comply with the Dissenters’ Rights Provisions or (ii) against either the Company or a dissenting stockholder, if the court finds that such party acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by the Dissenters’ Rights Provisions.

If the Company fails to commence such a proceeding, it would be required by NRS 92A.490(1) to pay the amount demanded to each dissenter whose demand remains unsettled. Dissenters would be entitled to a judgment for the amount, if any, by which the court finds the fair value of his shares, plus accrued interest, exceeds the amount paid by the Company; or the fair value, plus accrued interest, of his after-acquired shares for which the Company elected to withhold payment pursuant to Section 92.470 of the NRS.

Under Section 92A.490(4) of the NRS, the district court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them or in any amendment to such order. In any such court proceeding, the dissenters are entitled to the same discovery rights as parties in other civil proceedings.

Under Section 92A.500 of the NRS, the district court will assess the costs of the proceedings against the Company, unless the court finds that all or some of the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment. The district court may also assess against the Company or the dissenters the fees and expenses of counsel and experts for the respective parties, in the amount the court finds equitable.

A person having a beneficial interest in Shares that are held of record in the name of another person, such as a broker, fiduciary, depository or other nominee, must act to cause the record holder to follow the requisite steps properly and in a timely manner to perfect dissenters’ rights of appraisal. If the Shares are owned of record by a person other than the beneficial owner, including a broker, fiduciary (such as a trustee, guardian or custodian), depositary or other nominee, the written demand for dissenters’ rights of appraisal must be executed by or for the record owner. If Shares are owned of record by more than one person, as in joint tenancy or tenancy in common, the demand must be executed by or for all joint owners. An authorized agent, including an agent for two or more joint owners, may execute a demand for appraisal for a stockholder of record, provided that the agent identifies the record owner and expressly discloses, when the demand is made, that the agent is acting as agent for the record owner. If a stockholder owns Shares through a broker who in turn holds the shares through a central securities depository nominee such as CEDE & Co., a demand for appraisal of such Shares must be made by or on behalf of the depository nominee and must identify the depository nominee as the record holder of such Shares.

A record holder, such as a broker, fiduciary, depository or other nominee, who holds Shares as a nominee for others, will be able to exercise dissenters’ rights of appraisal with respect to the Shares held for all or less than all of the beneficial owners of those Shares as to which such person is the record owner. In such case, the written demand must set forth the number of Shares covered by the demand. Where the number of Shares is not expressly stated, the demand will be presumed to cover all Shares outstanding in the name of such record owner.

Under NRS 92A.380(2), a stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the Merger unless it is unlawful or fraudulent with respect to the stockholder or the Company. The board of directors of the Company was not required under NRS 78.138(5) to consider the proposed effect of the Merger upon any particular group having an interest in the corporation as a dominant factor, such as the unaffiliated stockholders, and the board of directors of the Company did not appoint an independent committee to consider the proposed effect of the Merger on the stockholders of the Company.

The foregoing summary of the rights of dissenting stockholders under the Dissenters’ Rights Provisions does not purport to be a complete statement of the procedures to be followed by stockholders desiring to exercise any dissenters’ rights of appraisal rights available under NRS. The preservation and exercise of dissenters’ rights of appraisal require strict adherence to the applicable provisions of NRS, and the foregoing summary is qualified in its entirety by reference to Appendix A hereto. You should carefully read Chapter 92A (Sections 300 through 500 inclusive) of the NRS, particularly the procedural steps required to perfect appraisal rights, because failure to strictly comply with the procedural requirements set forth in Chapter 92A (Sections 300 through 500 inclusive) of the NRS will result in a loss of appraisal rights. YOU ARE URGED TO CONSULT WITH YOUR OWN ATTORNEY REGARDING THE DISSENTERS’ RIGHTS AVAILABLE TO YOU, AND THE PROCESS TO PERFECT YOUR DISSENTERS’ RIGHTS UNDER CHAPTER 92A (SECTIONS 300 THROUGH 500 INCLUSIVE) OF THE NRS.

Additional Information

In connection with the exchange, the Company filed with the U.S. Securities and Exchange Commission (the “SEC”) a Schedule 14C, which was mailed to the stockholders of the Company along with this Notice of Dissenter’s Rights on or about December 22, 2022.

In making your decision as to the exercise of dissenter’s rights, you are urged to review the Schedule 14C and all related materials. A copy of the Schedule 14C is enclosed herewith. In addition, copies of the Schedule 14C, including all amendments and supplements thereto, can be obtained at the Company’s expense from the Company if you are a bank or a broker. Finally, the Schedule 14C is also available free of charge on the SEC’s website at http://www.sec.gov.

The Company in the past has been subject to the informational and reporting requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith filed and furnished periodic and current reports, proxy statements and other information with the SEC relating to its business, financial condition and other matters. Such periodic and current reports, proxy statements and other information may be read and copied at the SEC’s Public Reference Room located at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1- 800-SEC-0330 for further information on the public reference room. the Company’s filings with the SEC are also available to the public from commercial document-retrieval services and on the website maintained by the SEC at http://www.sec.gov.

Very Truly Yours,

New Century Resources Corporation

SCHEDULE A

DEMAND FOR PAYMENT BY A DISSENTING STOCKHOLDER

The undersigned is the owner of the following number of shares of capital stock of New Century Resources Corporation and hereby demands payment for the same: Common Stock:

The undersigned represents and warrants that the foregoing shares are all of the shares of capital stock of New Century Resources Corporation beneficially owned by the undersigned, except that if the undersigned is a nominee holder this Form for Demanding Payment by a Dissenting Stockholder is accompanied by a certification by each beneficial stockholder that both the beneficial owner and the record holders of all shares of common stock owned beneficially by the beneficial owner have asserted, or will timely assert, dissenter’s rights as to all the shares beneficially owned by the beneficial owner.

By initialing in the box to the right of this statement, the undersigned, or the person on whose behalf the undersigned is asserting dissenters’ rights, hereby certifies that the undersigned acquired ownership of the foregoing shares before November 22, 2021, the date of the first announcement of the terms of the proposed action to the public through the filing of the initial Schedule 14C with the SEC (Any failure to so initial will be interpreted as a failure to provide this certification).

Dissenters’ rights payments with respect to the shares identified above should be sent to the following address:

Signature:

Name of Record Holder:

Name of Beneficial Holder:

Date:

NOTE: THIS DEMAND MUST BE RECEIVED BY AT, ON OR BEFORE JANUARY 21, 2022. FAILURE TO DELIVER THE DEMAND BY THE DATE INDICATED WILL WAIVE ALL RIGHTS THAT THE STOCKHOLDER HAS TO DISSENT. THIS DEMAND MUST BE ACCOMPANIED BY THE CERTIFICATES WITH RESPECT TO WHICH DISSENT AND PAYMENT DEMAND IS BEING MADE.

APPENDIX A

Dissenter’s Rights Provisions

Nevada Revised Statutes § 92A.300 to § 92A.500

(“Dissenters’ Rights Provisions”) 92A.300. Definitions.

As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.

92A.305. “Beneficial stockholder” defined.

“Beneficial stockholder” means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

92A.310. “Corporate action” defined.

“Corporate action” means the action of a domestic corporation.

92A.315. “Dissenter” defined.

“Dissenter” means a stockholder who is entitled to dissent from a domestic corporation’s action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.

92A.320. “Fair value” defined.

“Fair value,” with respect to a dissenter’s shares, means the value of the shares determined:

1.

Immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable

2.	Using customary and current valuation concepts and techniques generally employed for similar businesses in the context of the transaction requiring appraisal; and
3.	Without discounting for lack of marketability or minority status.

92A.325. “Stockholder” defined.

“Stockholder” means a stockholder of record or a beneficial stockholder of a domestic corporation.

92A.330. “Stockholder of record” defined.

“Stockholder of record” means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee’s certificate on file with the domestic corporation.

92A.335. “Subject corporation” defined.

“Subject corporation” means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter’s rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

92A.340. Computation of interest.

Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the rate of interest most recently established pursuant to NRS 99.040.

92A.350. Rights of dissenting partner of domestic limited partnership.

A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

92A.360. Rights of dissenting member of domestic limited-liability company.

The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

92A.370. Rights of dissenting member of domestic nonprofit corporation.

1. Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before the member’s resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

2. Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

92A.380. Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.

Except as otherwise provided in NRS 92A.370 and 92A.390, any stockholder is entitled to dissent from, and obtain payment of the fair value of the stockholder’s shares in the event of any of the following corporate actions:

(1) Consummation of a plan of merger to which the domestic corporation is a constituent entity:

(a) If approval by the stockholders is required for the merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the plan of merger; or

(b) If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180.

(2) Consummation of a plan of conversion to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be converted.

(3) Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be acquired, if the stockholder’s shares are to be acquired in the plan of exchange.

(4) Any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

(5) Accordance of full voting rights to control shares, as defined in NRS 78.3784, only to the extent provided for pursuant to NRS 78.3793.

(6) Any corporate action not described in this subsection that will result in the stockholder receiving money or scrip instead of fractional shares except where the stockholder would not be entitled to receive such payment pursuant to NRS 78.205, 78.2055 or 78.207.

(a). A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating the entitlement unless the action is unlawful or fraudulent with respect to the stockholder or the domestic corporation.

(b). From and after the effective date of any corporate action described in subsection 1, no stockholder who has exercised the right to dissent pursuant to NRS 92A.300 to 92A.500, inclusive, is entitled to vote his or her shares for any purpose or to receive payment of dividends or any other distributions on shares. This subsection does not apply to dividends or other distributions payable to stockholders on a date before the effective date of any corporate action from which the stockholder has dissented.

92A.390. Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger.

1. There is no right of dissent with respect to a plan of merger, conversion or exchange in favor of stockholders of any class or series which is:

(a) A covered security under section 18(b)(1)(A) or (B) of the Securities Act of 1933, 15 U.S.C. 77r(b) (1)(A) or (B), as amended;

(b) Traded in an organized market and has at least 2,000 stockholders and a market value of at least $20,000,000, exclusive of the value of such shares held by the corporation’s subsidiaries, senior executives, directors and beneficial stockholders owning more than 10 percent of such shares; or

(c) Issued by an open end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and which may be redeemed at the option of the holder at net asset value, unless the articles of incorporation of the corporation issuing the class or series provide otherwise.

2. The applicability of subsection 1 must be determined as of:

(a) The record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the corporate action requiring dissenter’s rights; or

(b) The day before the effective date of such corporate action if there is no meeting of stockholders.

3. Subsection 1 is not applicable and dissenter’s rights are available pursuant to NRS 92A.380 for the holders of any class or series of shares who are required by the terms of the corporate action requiring dissenter’s rights to accept for such shares anything other than cash or shares of any class or any series of shares of any corporation, or any other proprietary interest of any other entity, that satisfies the standards set forth in subsection 1 at the time the corporate action becomes effective.

4. There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.

5. There is no right of dissent for any holders of stock of the parent domestic corporation if the plan of merger does not require action of the stockholders of the parent domestic corporation under NRS 92A.180.

92A.400. Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.

1. A stockholder of record may assert dissenter’s rights as to fewer than all of the shares registered in his or her name only if the stockholder of record dissents with respect to all shares of the class or series beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf the stockholder of record asserts dissenter’s rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which the partial dissenter dissents and his or her other shares were registered in the names of different stockholders.

2. A beneficial stockholder may assert dissenter’s rights as to shares held on his behalf only if the beneficial stockholder:

(a) Submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter’s rights; and

(b) Does so with respect to all shares of which he or she is the beneficial stockholder or over which he or she has power to direct the vote.

92A.410. Notification of stockholders regarding right of dissent.

1. If a proposed corporate action creating dissenters’ rights is submitted to a vote at a stockholders’ meeting, the notice of the meeting must state that stockholders are, are not or may be entitled to assert dissenters’ rights under NRS 92A.300 to 92A.500, inclusive. If the domestic corporation concludes that dissenter’s rights are or may be available, a copy of NRS 92A.300 to 92A.500, inclusive, must accompany the meeting notice sent to those record stockholders entitled to exercise dissenter’s rights.

2. If the corporate action creating dissenters’ rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters’ rights that the action was taken and send them the dissenter’s notice described in NRS

92A.430. Dissenter’s notice: Delivery to stockholders entitled to assert rights; contents.

1. The subject corporation shall deliver a written dissenter’s notice to all stockholders entitled to assert dissenters’ rights.

2. The dissenter’s notice must be sent no later than 10 days after the effective date of the corporate action specified in NRS 92A.380, and must:

(a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

(b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

(c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter’s rights certify whether or not the person acquired beneficial ownership of the shares before that date;

(d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered and state that the stockholder shall be deemed to have waived the right to demand payment with respect to the shares unless the form is received by the subject corporation by such specified date; and

(e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

92A.420. Prerequisites to demand for payment for shares.

1. If a proposed corporate action creating dissenters’ rights is submitted to a vote at a stockholders’ meeting, a stockholder who wishes to assert dissenter’s rights with respect to any class or series of shares:

(a) Must deliver to the subject corporation, before the vote is taken, written notice of the stockholder’s intent to demand payment for his or her shares if the proposed action is effectuated; and

(b) Must not vote, or cause or permit to be voted, any of his or her shares of such class or series in favor of the proposed action.

2. If a proposed corporate action creating dissenters’ rights is taken by written consent of the stockholders, a stockholder who wishes to assert dissenters’ rights with respect to any class or series of shares must not consent to or approve the proposed corporate action with respect to such class or series.

3. A stockholder who does not satisfy the requirements of subsection 1 or 2 and NRS 92A.400 is not entitled to payment for his or her shares under this chapter.

92A.430. Dissenter’s notice: Delivery to stockholders entitled to assert rights; contents.

1. The subject corporation shall deliver a written dissenter’s notice to all stockholders entitled to assert dissenters’ rights.

2. The dissenter’s notice must be sent no later than 10 days after the effective date of the corporate action specified in NRS 92A.380, and must:

(a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

(b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

(c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter’s rights certify whether or not the person acquired beneficial ownership of the shares before that date;

(d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered and state that the stockholder shall be deemed to have waived the right to demand payment with respect to the shares unless the form is received by the subject corporation by such specified date; and

(e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

92A.440. Demand for payment and deposit of certificates; loss of rights of stockholder; withdrawal from appraisal process.

1. A stockholder who receives a dissenter’s notice pursuant to NRS 92A.430 and who wishes to exercise dissenter’s rights must:

(a) Demand payment;

(b) Certify whether the stockholder or the beneficial owner on whose behalf he or she is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the dissenter’s notice for this certification; and

(c) Deposit the stockholder’s certificates, if any, in accordance with the terms of the notice.

2. If a stockholder fails to make the certification required by paragraph (b) of subsection 1, the subject corporation may elect to treat the stockholder’s shares as after-acquired shares under NRS 92A.470.

3. Once a stockholder deposits that stockholder’s certificates or, in the case of uncertified shares makes demand for payment, that stockholder loses all rights as a stockholder, unless the stockholder withdraws pursuant to subsection 4.

4. A stockholder who has complied with subsection 1 may nevertheless decline to exercise dissenter’s rights and withdraw from the appraisal process by so notifying the subject corporation in writing by the date set forth in the dissenter’s notice pursuant to NRS 92A.430. A stockholder who fails to so withdraw from the appraisal process may not thereafter withdraw without the subject corporation’s written consent.

5. The stockholder who does not demand payment or deposit his or her certificates where required, each by the date set forth in the dissenter’s notice, is not entitled to payment for his or her shares under this chapter.  92A.450. Uncertificated shares: Authority to restrict transfer after demand for payment.

The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

92A.460. Payment for shares: General requirements.

1. Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay in cash to each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of the dissenter’s shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

(a) Of the county where the subject corporation’s principal office is located;

(b) If the subject corporation’s principal office is not located in this State, in the county in which the corporation’s registered office is located; or

(c) At the election of any dissenter residing or having its principal or registered office in this State, of the county where the dissenter resides or has its principal or registered office.

The court shall dispose of the complaint promptly.

2. The payment must be accompanied by:

(a) The subject corporation’s balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders’ equity for that year or, where such financial statements are not reasonably available, then such reasonably equivalent financial information and the latest available quarterly financial statements, if any;

(b) A statement of the subject corporation’s estimate of the fair value of the shares; and

(c) A statement of the dissenter’s rights to demand payment under NRS 92A.480 and that if any such stockholder does not do so within the period specified, such stockholder shall be deemed to have accepted such payment in full satisfaction of the corporation’s obligations under this chapter.

92A.470. Withholding payment for shares acquired on or after date of dissenter’s notice: General requirements.

1. A subject corporation may elect to withhold payment from a dissenter unless the dissenter was the beneficial owner of the shares before the date set forth in the dissenter’s notice as the first date of any announcement to the news media or to the stockholders of the terms of the proposed action.

2. To the extent the subject corporation elects to withhold payment, within 30 days after receipt of a demand for payment, the subject corporation shall notify the dissenters described in subsection 1:

(a) Of the information required by paragraph (a) of subsection 2 of NRS 92A.460;

(b) Of the subject corporation’s estimate of fair value pursuant to paragraph (b) of subsection 2 of NRS 92A.460;

(c) That they may accept the subject corporation’s estimate of fair value, plus interest, in full satisfaction of their demands or demand appraisal under NRS 92A.480;

(d) That those stockholders who wish to accept such an offer must so notify the subject corporation of their acceptance of the offer within 30 days after receipt of such offer; and

(e) That those stockholders who do not satisfy the requirements for demanding appraisal under NRS 92A.480 shall be deemed to have accepted the subject corporation’s offer.

3. Within 10 days after receiving the stockholder’s acceptance pursuant to subsection 2, the subject corporation shall pay in cash the amount offered under paragraph (b) of subsection 2 to each stockholder who agreed to accept the subject corporation’s offer in full satisfaction of the stockholder’s demand.

4. Within 40 days after sending the notice described in subsection 2, the subject corporation shall pay in cash the amount offered under paragraph (b) of subsection 2 to each stockholder described in paragraph (e) of subsection 2.

92A.480. Dissenter’s estimate of fair value: Notification of subject corporation; demand for payment of estimate.

1. A dissenter paid pursuant to NRS 92A.460 who is dissatisfied with the amount of the payment may notify the subject corporation in writing of the dissenter’s own estimate of the fair value of his or her shares and the amount of interest due, and demand payment of such estimate, less any payment pursuant to NRS 92A.460. A dissenter offered payment pursuant to NRS 92A.470 who is dissatisfied with the offer may reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his or her shares and interest due.

2. A dissenter waives the right to demand payment pursuant to this section unless the dissenter notifies the subject corporation of his or her demand to be paid the dissenter’s stated estimate of fair value plus interest under subsection 1 in writing within 30 days after receiving the subject corporation’s payment or offer of payment under NRS 92A.460 or 92A.470 and is entitled only to the payment made or offered.

92A.490. Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.

1. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded by each dissenter pursuant to NRS 92A.480 plus interest.

2. A subject corporation shall commence the proceeding in the district court of the county where its principal office is located in this State. If the principal office of the subject corporation is not located in the State, it shall commence the proceeding in the county where the principal office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located. If the principal office of the subject corporation and the domestic corporation merged with or whose shares were acquired is not located in this State, the subject corporation shall commence the proceeding in the district court in the county in which the corporation’s registered office is located.

3. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

5. Each dissenter who is made a party to the proceeding is entitled to a judgment:

(a) For the amount, if any, by which the court finds the fair value of the dissenter’s shares, plus interest, exceeds the amount paid by the subject corporation; or

(b) For the fair value, plus accrued interest, of the dissenter’s after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

92A.500. Assessment of costs and fees in certain legal proceedings.

1. The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

2. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

(a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

(b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

4. In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

5. To the extent the subject corporation fails to make a required payment pursuant to NRS 92A.460, 92A.470 or 92A.480, the dissenter may bring a cause of action directly for the amount owed and, to the extent the dissenter prevails, is entitled to recover all expenses of the suit.

6. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

ABOVE SPACE IS FOR OFFICE USE ONLY

Articles of Conversion/Exchange/Merger

NRS 92A.200 and 92A.205

This filing completes the following: ☐ Conversion ☐ Exchange ☐ Merger

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity Information: (Constituent, Acquired or Merging)

Entity Name: New Century Resources Corporation

Jurisdiction: Nevada Entity Type*: Corporation

If more than one entity being acquired or merging please attach additional page.

2. Entity Information: (Resulting, Acquiring or Surviving)

Entity Name: Emissions Zero Module, Inc.

Jurisdiction: Wyoming Entity Type*: Corporation

3. Plan of Conversion, Exchange or Merger: (select one box)

☒ The entire plan of conversion, exchange or merger is attached to these articles.

☐ The complete executed plan of conversion is on file at the registered office or principal place of business of the resulting entity. The entire plan of exchange or merger is on file at the registered office of the acquiring corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the acquiring entity (NRS 92A.200).

☐ The complete executed plan of conversion for the resulting domestic limited partnership is on file at the records office required by NRS 88.330. (Conversion only)

4. Approval: (If more than one entity being acquired or merging please attach additional approval page.)

Exchange/Merger:
Owner's approval (NRS 92A.200) (options a, b or c must be used for each entity)

☒ A. Owner's approval was not required from the:
- ☐ Acquired/merging
- ☐ Acquiring/surviving

☐ B. The plan was approved by the required consent of the owners of:
- ☒ Acquired/merging
- ☐ Acquiring/surviving

☐ C. Approval of plan of exchange/merger for Nevada non-profit corporation (NRS 92A.160):

Non-profit Corporations only: The plan of exchange/merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.
- ☐ Acquired/merging
- ☐ Acquiring/surviving

Name of acquired/merging entity:

Name of acquiring/surviving entity:

5. Effective Date and Time: (Optional)

Date: Time:

(must not be later than 90 days after the certificate is filed)

* *corporation, limited partnership, limited-liability limited partnership, limited-liability company or business trust.*

Page 1 of 4
Revised: 1/1/2019

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:

Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)

Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)

Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:

Name of entity as on file with the Nevada Secretary of State:

New Century Resources Corporation

Entity or Nevada Business Identification Number (NVID): C464-94

2. Restated or Amended and Restated Articles: (Select one)

(If amending and restating only, complete section 1,2 3, 5 and 6)

☐ Certificate to Accompany Restated Articles or Amended and Restated Articles

☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on:
The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.

☐ Amended and Restated Articles

* Restated or Amended and Restated Articles must be included with this filing type.

3. Type of Amendment Filing Being Completed: (Select only one box)

(If amending, complete section 1, 3, 5 and 6.)

☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock)

The undersigned declare that they constitute at least two-thirds of the following:

(Check only one box) ☐ incorporators ☐ board of directors

The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued

☒ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 9,450,000

☐ Officer's Statement (foreign qualified entities only) -

Name in home state, if using a modified name in Nevada:

Jurisdiction of formation:

Changes to takes the following effect:

☐ The entity name has been amended. ☐ Dissolution
☐ The purpose of the entity has been amended. ☐ Merger
☐ The authorized shares have been amended. ☐ Conversion
☐ Other: (specify changes)

* Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

This form must be accompanied by appropriate fees.

Page 1 of 2
Revised: 1/1/2019

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Articles of Conversion/Exchange/Merger

NRS 92A.200 and 91A.205

6.Forwarding Address for Service of Process: (Conversion and Mergers only, if resulting/surviving entity is foreign)	Name Country Care of: Address City State Zip/Postal Code
7. Amendment, if any, to the articles or certificate of the surviving entity. (NRS 92A.200): (Merger only) **	
	** Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.
8. Declaration: (Exchange and Merger only)	**Exchange:** ☐ The undersigned declares that a plan of exchange has been adopted by each constituent entity (NRS 92A.200). **Merger:** (Select one box) ☒ The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200). ☐ The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180).
9. Signature Statement: (Required)	☐ **Conversion:** A plan of conversion has been adopted by the constituent entity in compliance with the law of the jurisdiction governing the constituent entity. Signatures - must be signed by: 1. If constituent entity is a Nevada entity: an officer of each Nevada corporation; all general partners of each Nevada limited partnership or limited-liability limited partnership; a manager of each Nevada limited-liability company with managers or one member if there are no managers; a trustee of each Nevada business trust; a managing partner of a Nevada limited-liability partnership (a.k.a. general partnership governed by NRS chapter 87). 2. If constituent entity is a foreign entity: must be signed by the constituent entity in the manner provided by the law governing it. Name of constituent entity

Form will be returned if unsigned.
This form must be accompanied by appropriate fees.

Page 3 of 4
Revised: 1/1/2019

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective Date and Time: (Optional)

Date: ____ Time: ____

(must not be later than 90 days after the certificate is filed)

5. Information Being Changed: (Domestic corporations only)

Changes to takes the following effect:

- [x] The entity name has been amended.
- [ ] The registered agent has been changed. (attach Certificate of Acceptance from new registered agent)
- [ ] The purpose of the entity has been amended.
- [ ] The authorized shares have been amended.
- [ ] The directors, managers or general partners have been amended.
- [ ] IRS tax language has been added.
- [ ] Articles have been added.
- [ ] Articles have been deleted.
- [ ] Other.

The articles have been amended as follows: (provide article numbers, if available)

See below

(attach additional page(s) if necessary)

6. Signature: (Required)

X ____________________ George Christodoulou, President
Signature of Officer or Authorized Signer Title

X ____________________ ____________________
Signature of Officer or Authorized Signer Title

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

ARTICLE I
NAME

The name of this corporation is: Colambda Technologies, Inc.

This form must be accompanied by appropriate fees.

Page 2 of 2
Revised: 1/1/2019

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

ABOVE SPACE IS FOR OFFICE USE ONLY

Articles of Conversion/Exchange/Merger

NRS 92A.200 and 92A.205

This filing completes the following: ☐ Conversion ☐ Exchange ☐ Merger

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

4. Approval Continued:
(If more than one entity being acquired or merging please attach additional approval page.)

Exchange/Merger:
Owner's approval (NRS 92A.200) (options a, b or c must be used for each entity)

☐ A. Owner's approval was not required from the:
- ☐ Acquired/merging
- ☐ Acquiring/surviving

☒ B. The plan was approved by the required consent of the owners of:
- ☐ Acquired/merging
- ☒ Acquiring/surviving

☐ C. Approval of plan of exchange for Nevada non-profit corporation (NRS 92A.160):

Non-profit Corporations only: The plan of exchange/merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.
- ☐ Acquired/merging
- ☐ Acquiring/surviving

Emissions Zero Module, Inc

Name of acquired/merging entity

Name of acquiring/surviving entity

4. Approval Continued:
(If more than one entity being acquired or merging please attach additional approval page.)

Exchange/Merger:
Owner's approval (NRS 92A.200) (options a, b or c must be used for each entity)

☐ A. Owner's approval was not required from the:
- ☐ Acquired/merging
- ☐ Acquiring/surviving

☒ B. The plan was approved by the required consent of the owners of:
- ☐ Acquired/merging
- ☒ Acquiring/surviving

☐ C. Approval of plan of exchange for Nevada non-profit corporation (NRS 92A.160):

Non-profit Corporations only: The plan of exchange/merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.
- ☐ Acquired/merging
- ☐ Acquiring/surviving

Name of acquired/merging entity

Name of acquiring/surviving entity

** corporation, limited partnership, limited-liability limited partnership, limited-liability company or business trust.*

Page 2 of 4
Revised: 1/1/2019

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Articles of Conversion/Exchange/Merger

NRS 92A.200 and 91A.205

9. Signature Statement Continued: (Required)

☐ **Exchange:**

Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited-liability limited partnership; A manager of each Nevada limited-liability company with managers or a member if there are no Managers; A trustee of each Nevada business trust (NRS 92A.230)

Unless otherwise provided in the certificate of trust or governing instrument of a business trust, an exchange must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the exchange.

The articles of exchange must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

☒ **Merger:**

Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited-liability limited partnership; A manager of each Nevada limited-liability company with managers or one member if there are no managers; A trustee of each Nevada business trust (NRS 92A.230).

The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

10. Signature(s): (Required)

New Century Resorces Corporation

Name of acquired/merging entity

X ____________________ President 11/17/2021

Signature (Exchange/Merger) **Title** **Date**

If more than one entity being acquired or merging please attach additional page of informaiton and signatures.

Name of acquiring/surviving entity

X ____________________ President 11/17/2021

Signature (Exchange/Merger) **Title** **Date**

X ____________________

Signature of Constituent Entity (Conversion) **Title** **Date**

Please include any required or optional information in space below:

(attach additional page(s) if necessary)

Form will be returned if unsigned.
This form must be accompanied by appropriate fees.

Page 4 of 4
Revised: 1/1/2019